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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                                 ---------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 30, 1996
                                                   ------------------


                               TRANSCANADA CAPITAL
                ------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



             Delaware                  333-5106                   13-7095718
          ---------------          ----------------         -------------------
          (STATE OR OTHER          (COMMISSION FILE         (IRS EMPLOYER
          JURISDICTION OF              NUMBER)              IDENTIFICATION NO.)
          ORGANIZATION)



     IBJ Schroder Bank & Trust Company
     One State Street
     New York, New York                                                  10004
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (212) 858-2000



                                 Not Applicable
--------------------------------------------------------------------------------
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         NOT APPLICABLE.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         NOT APPLICABLE.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         NOT APPLICABLE.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.

         1. Receipt of $2,683,484.27 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on September 30, 1996.

         2. Payment of $2,683,484.27 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on September 30, 1996.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  NOT APPLICABLE.

    (b)  NOT APPLICABLE.

    (c)  EXHIBITS.

         1. Administrative Trustee's Report in respect of (i) receipt of $2,683,484.27 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on September 30, 1996 and (ii) payment of $2,683,484.27 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on September 30, 1996.

ITEM 8.  CHANGE IN FISCAL YEAR.

         NOT APPLICABLE.

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              TRANSCANADA CAPITAL
                              (Registrant)

                                  By:  IBJ SCHRODER BANK & TRUST COMPANY
                                        as Administrative Trustee



                                        By: /s/ Barbara McCluskey
                                           ----------------------------------
                                         Barbara McCluskey
                                         Vice President



Dated:  October 25, 1996

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                                  EXHIBIT INDEX

Exhibit                                                                     Page
-------                                                                     ----

1.            Administrative Trustee's Report in respect of (i) receipt       1
              of $2,683,484.27 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on September 30, 1996 and (ii) payment of $2,683,484.27 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on September 30, 1996.